UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 19, 2011

DEALERTRACK HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-51653	52-2336218
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1111 Marcus Ave., Suite M04, Lake Success, NY		11042
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 516-734-3600

Not Applicable
 Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01.  Entry Into a Material Definitive Agreement
Item 8.01.  Other Information
Item 9.01.  Financial Statements and Exhibits

EXHIBIT INDEX

EX-2.1: AGREEMENT AND PLAN OF MERGER

EX-99.1: PRESS RELEASE

Item 1.01            Entry into a Material Definitive Agreement.

On August 19, 2011, DealerTrack Data Services, Inc. (“Seller” or “DDS”), a wholly-owned subsidiary of DealerTrack Holdings, Inc. (”DealerTrack”), ALG, Inc. (“ALG”), a wholly-owned subsidiary of DDS, TrueCar, Inc. (“Buyer”), and DDS Acquisition Sub, Inc., a wholly-owned subsidiary of Buyer (“Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).  The Merger Agreement provides for the acquisition of ALG by Buyer by means of a merger of Sub with and into ALG, with ALG being the surviving corporation (the “Merger”).  Consideration to be received by Seller in connection with the Merger consists of shares of common stock of Buyer equal to 15.00% of the capital stock of Buyer calculated on a fully diluted basis using the treasury method, and a warrant to purchase the amount of additional common stock of Buyer necessary to increase Seller’s resulting equity ownership in Buyer to 19.9%, calculated on a fully diluted basis using the treasury method.

The Merger Agreement contains customary representations, warranties and covenants by Seller, ALG, Buyer and Sub, including covenants regarding operation of the businesses of ALG and Buyer prior to the closing.  The closing of the Merger is subject to customary closing conditions and regulatory approval.

The foregoing summary of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01            Other Information.

On August 22, 2011, DealerTrack issued a press release relating to the Merger Agreement.  A copy of the press release is attached hereto as Exhibit 99.1.

Safe Harbor for Forward-Looking Statements

Statements in this Current Report on Form 8-K regarding DealerTrack, Seller, the acquisition of ALG, and all other statements in this Current Report on Form 8-K other than the recitation of historical facts are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995).  These statements involve a number of risks, uncertainties and other factors that could cause actual results, performance or achievements of DealerTrack to be materially different than from any future results, performance or achievements expressed or implied by these forward-looking statements.

Item 9.01            Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

None

(b) Pro Forma Financial Information.

None

(d)  Exhibits.

Exhibit No.	Description

2.1 99.1	AGREEMENT AND PLAN OF MERGER PRESS RELEASE

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2011

DealerTrack Holdings, Inc.

By:	/s/ Eric D. Jacobs
Eric D. Jacobs
Senior Vice President, Chief Financial and Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	AGREEMENT AND PLAN OF MERGER
99.1	PRESS RELEASE